UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2020

HL ACQUISITIONS CORP.

(Exact Name of Registrant as Specified in Charter)

British Virgin Islands	001-38563	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Park Avenue, 12th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 486-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one right, and one redeemable warrant	HCCHU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	HCCH	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	HCCHR	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one ordinary share at an exercise price of $11.50 per share	HCCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 2, 2020, HL Acquisitions Corp. (the “Company”) held an extraordinary general meeting of its shareholders (the “Meeting”). At the Meeting, the Company’s shareholders considered a proposal to approve an extension to the date by which the Company has to consummate a business combination from October 2, 2020 to January 2, 2021.

The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstain	Broker Non-Votes
4,606,759	1,732	4,390	0

In connection with this vote, the holders of 2,395 ordinary shares of the Company exercised their right to convert their shares into cash at a conversion price of approximately $10.57 per share, for an aggregate conversion amount of approximately $25,315. The Company now has until January 2, 2021 to consummate an initial business combination.

Item 7.01 Regulation FD Disclosure.

On October 2, 2020, the Company issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished hereunder, including the related exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of HL, except as shall be expressly set forth by specific reference in such document.

Item 8.01 Other Events

On or about October 2, 2020, persons and entities affiliated with Jeffrey Schwarz, the Company’s Chief Executive Officer, Jonathan Guss, a director of the Company, and other initial stockholders of the Company loaned to the Company an aggregate of approximately $70,676 for working capital purposes. The loans were evidenced by promissory notes (“Notes”) which are non-interest bearing, non-convertible, and payable upon the consummation of the Company’s initial business combination. If a business combination is not consummated, the Notes will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company has funds available to it outside of its trust account.

The foregoing summary of the Notes is qualified in its entirety by reference to the text of the Notes, a form of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Form of Promissory Note
10.2	List of Noteholders
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2020	HL ACQUISITIONS CORP.

	By:	/s/ Jeffrey E. Schwarz
Jeffrey E. Schwarz
Chief Executive Officer